SUPPLEMENT DATED OCTOBER 21, 2026
TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES
OF
ABACUS FCF INTERNATIONAL LEADERS ETF (ABLG)
ABACUS FCF LEADERS ETF (ABFL)

(each a “Fund” and, collectively, the “Funds”)

Important Notice to Investors

Capitalized terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in each Fund’s Summary Prospectus.

Effective immediately, the third paragraph in the section titled “Principal Investment Strategies” in each Fund’s Summary Prospectus is replaced in its entirety with the following:

The Adviser utilizes its proprietary Abacus FCF Leaders Model (the “Model”) to evaluate securities in the investment universe and scores them based on free cash flow (“FCF”) characteristics, including FCF profitability (the level of free cash flow a company generates relative to the size of its assets), FCF yield (free cash flow relative to the company's enterprise value) and FCF growth (the growth in a company's free cash flow over time). These securities are assigned active weights primarily based on their FCF characteristics, with adjustments reflecting the Adviser’s systematic evaluation of company-specific risk in the context of the business cycle. These active weights are integrated with free-float market capitalization weights and rescaled to construct the final portfolio, seeking to ensure high-conviction exposure to companies with strong FCF characteristics.

Please keep this supplement with your Summary Prospectus for future reference.